Exhibit 32.2

                        Certification of CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Argonaut Group, Inc. (the "Company") for the three months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mark W. Haushill, as Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to the ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


CERTIFIED this 9th day of November, 2005.


                                         /s/ Mark W. Haushill
                                         -----------------------------------
                                         Mark W. Haushill
                                         Senior Vice President, Chief Financial
                                          Officer and Treasurer